Exhibit 10.1

WAIVER UNDER AMENDED AND
RESTATED REGISTRATION RIGHTS AGREEMENT

Recitals

1.

Wentworth Energy, Inc. (the “Company”) and the undersigned are parties to that certain Amended and Restated Registration Rights Agreement dated as of October 31, 2007 (the “Agreement”).

2.

Capitalized terms which are used herein which are not otherwise defined shall have the meanings assigned to those terms under the Agreement.

3.

Company has requested that the undersigned waive the requirement of the Company to file the Initial Registration Statement under Section 2(a) of the Agreement and its requirement to file Additional Registration Statements at the request of any Investor under Section 2(b) of the Agreement (collectively, the “Registration Statements”) and the undersigned is willing to agree to such waiver.

Agreement

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are herby acknowledged, the parties hereto agree as follows:

1.

The undersigned hereby unconditionally waives the requirement of the Company to file Registration Statements under Section 2 of the Agreement.

2.

This Waiver may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Waiver.  This Waiver, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Waiver bearing the signature of the party so delivering this Waiver.

3.

This Waiver is dated and shall be effective as of the 30th day of June, 2008.

4.

On or before 4:00 p.m., New York City time, on the fourth (4th) Business Day following the Effective Date (as defined below), the Company shall file a Current Report on Form 8-K describing the terms of this Waiver and attaching a copy of the form of this Waiver.

5.

Upon request and upon submission of reasonable supporting documentation, the  Company shall pay the reasonable legal fees and expenses of the undersigned incurred in connection with the negotiation and execution of this Waiver.

6.

This Waiver shall be governed by and construed in accordance with the laws of the state of New York.

7.

This Waiver shall be effective upon the execution by each of the other Investors (the "Other Investors") of a form of Waiver (collectively, the "Other Waivers") identical in substance to this Waiver (the "Effective Date").

COMPANY:

WENTWORTH ENERGY, INC.

By: /s/Mike Studdard

Mike Studdard,

President

CASTLERIGG MASTER INVESTMENTS, LTD.

By:  Sandell Asset Management Corp.

By:/s/ Timothy O’Brien

Name: Timothy O’Brien

Title: Chief Financial Officer